Exhibit 10.5

"Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential."

Variation Agreement

THIS AGREEMENT is made between

Monash University (ABN: 12 377 614 012) of Wellington Road, Clayton, Victoria	(Monash)

AND the party named in Item 1 of the Schedule	(Contracting Party)

Background:

A.	Monash and the Contracting Party entered into the document named in Item 2 of the Schedule (Document).

B.	Monash and the Contracting Party wish to vary the Document in accordance with this Agreement.

In consideration of the mutual promises and covenants contained in this Agreement, it is agreed as follows:

1.	Definitions

1.1	Terms which are defined in the Document and used in this Agreement have the meaning given to them in the Document, unless stated otherwise.

2.	Effective date of variation

2.1	The effective date of this Agreement is the date set out in Item 3 of the Schedule (Effective Date).

2.2	Clause 2.1 does not affect any right or obligation arising before the Effective Date.

3.	Variation

3.1	The parties agree that from the Effective Date, the Document will be varied in accordance with Item 4 of the Schedule.

3.2	Save for varying the Document as specified in this Agreement, all other provisions in the Document remain unchanged.

4.	General

4.1	Costs: Each party remains responsible for its own costs and expenses in entering into this Agreement.

4.2	Signatories: The signatories to this Agreement warrant that they have the authority to enter into this Agreement on behalf of the party they are stated to represent.

Variation Agreement (OGC ref: 20/1770)	Page 1

5.	Electronic Signing & Counterparts

5.1	Each Party agrees that this Agreement may be executed by electronic signature (regardless of the form of electronic signature utilised) and that this method of signature is conclusive of the parties’ intention to be bound by this Agreement as if physical signing had occurred.

5.2	This Agreement may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes the agreement of each party who has executed and delivered that counterpart. Each party may communicate its execution of this Agreement by successfully transmitting an executed copy of the Agreement by an electronic method to each party.

EXECUTED as an agreement

SIGNED for and on behalf of

MONASH UNIVERSITY by

its authorised officer:

Authorized Signatory	/S/Authorized Signatory
Print Name	Signature

Director MIPS	15 May, 2021
Title	Date

SIGNED for and on behalf of the

CONTRACTING PARTY by

its authorised officer:

Nathan Givoni	/S/ Nathan Givoni
Print Name	Signature

Director	5/13/2021
Title	Date

Variation Agreement (OGC ref: 20/1770)	Page 2

SCHEDULE

Item		Description
1.	Contracting Party	MYHYPO PTY LTD (ABN 31 619 501 254) of 647 Glenhuntly Road, Caulfield VIC 3162
2.	Document	Master Services Agreement dated 5 December 2019
3.	Effective Date	From the date of the signature of the last party to sign
4.	Variations

In Schedule 1 the Document is varied as follows:

1.   In Item 2 Completion Date the words “One year from the Commencement  Date” is deleted and replaced with “31 January 2023.”;

2.   In Item 5 Services Rate add the following text:

 “Services Rates for a full year, half year and quarterly commitment periods  are shown in Table A. Rates are calculated on the basis of one Full Time  Equivalent (FTE) Research Officer and, as necessary, shall be prorated for  across the commitment period for each statement of work.

Table A.

Project Commencement Year*	Full year commitment (12 months fee excl. GST)	Half yearly commitment (6 months fee excl. GST)	Quarterly commitment (3 months fee excl. GST)
2019/20	[*****]	[*****]	[*****]
2020/21	[*****]	[*****]	[*****]
2021/22	[*****]	[*****]	[*****]

Fees that, in aggregate, are likely to represent an FTE commitment less than 3 months in a single year shall be charged at the standard single engagement service rates of MMIC and are available upon request.

*	Project Commencement Year is the financial year in which new rates commence and occurs annually on the anniversary of the Effective Date above (2).”

Variation Agreement (OGC ref: 20/1770)	Page 3